UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

Phoenix Motor Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	The Nasdaq Stock Market LLC

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or Completed Interim Review.

On February 10, 2025, the audit committee of the board of directors of Phoenix Motor Inc. (the “Company”), after discussion with the management of the Company, concluded that (i) the Company’s unaudited interim financial statements for three months ended March 31, 2024 included in the Quarterly Report on Form 10-Q, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 3, 2024 (the “Q1 10-Q”), and (ii) the Company’s unaudited interim financial statements for three and six months ended June 30, 2024 included in the Quarterly Report on Form 10-Q, as filed with the SEC on October 31, 2024 (the “Q2 10-Q”, and together with the Q1 10-Q, the “10-Qs”), should no longer be relied upon due to the misstatements described below.

During the preparation of the Company’s condensed consolidated interim financial statements for the three and nine months ended September 30, 2024, Company’s management identified the misstatements relating to warrants to purchase shares of common stock that were issued during the three months ended March 31, 2024, which should have been accounted for as liabilities. The following is a summary of the misstatements to the Company’s interim financial statements for the three months ended March 31, 2024 and the three and six months ended June 30, 2024:

As of and for the three months ended March 31, 2024 (in USD’000)

●	Understatement of loss on warrants issued and gain on change in fair value of warrant liability of $7,432 and $9,407, respectively, for the three months ended March 31, 2024;
●	Understatement of warrant liability of $7,098 and overstatement of additional paid-in capital of $9,073 as of March 31, 2024.

As of and for the three and six months ended June 30, 2024 (in USD’000)

●	Understatement of gain on change in fair value of warrant liability of $5,211 and $14,618, respectively, for the three and six months ended June 30, 2024;
●	Understatement of loss on warrants issued of $7,432 for the six months ended June 30, 2024;
●	The warrant liability should have been $1,887 and overstatement of additional paid in capital of $9,073 as of June 30, 2024.

The Company intends to correct the errors referenced above in amendments to the 10-Qs. The Company’s management has previously concluded and disclosed that the Company’s disclosure controls and procedures were not effective due to the existence of material weaknesses in the Company’s internal controls over financial reporting (“ICFR”). The Company has evaluated the impact of the errors described above on its ICFR and concluded the existing material weaknesses resulted in these errors.

The Company’s management has discussed with Marcum Asia CPAs LLP, the Company’s independent registered public accounting firm, the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2025	PHOENIX MOTOR INC.

	By:	/s/ Xiaofeng Denton Peng
	Name:	Xiaofeng Denton Peng
	Title:	Chief Executive Officer and Chairman of the Board